Exhibit 99.3

                             ASSIGNMENT AGREEMENT


      ASSIGNMENT AGREEMENT, dated as of December 29, 2006 ("Assignment Agreement"), among COUNTRYWIDE HOME LOANS, INC. ("Assignor"), THE BANK OF NEW YORK ("Assignee"), as Corridor Contract Administrator for CWHEQ, Inc. Home Equity Loan Asset-Backed Certificates Series 2006-S10, pursuant to a Corridor Contract Administration Agreement (the "Corridor Contract Administration Agreement") dated as of December 29, 2006, and BEAR STEARNS FINANCIAL PRODUCTS INC. ("Remaining Party").

                             W I T N E S S E T H:
                             - - - - - - - - - -

      WHEREAS, effective as of December 29, 2006, Assignor desires to assign all of its rights and delegate all of its duties and obligations to Assignee under a certain Transaction (the "Assigned Transaction") as evidenced by a Confirmation with a Trade Date of December 19, 2006, whose BEAR STEARNS FINANCIAL PRODUCTS INC. reference number is FXNEC9041, (the "Confirmation"), copy of which is attached hereto as Exhibit I;

      WHEREAS, Assignor and Remaining Party executed and delivered the Confirmation in connection with an ISDA Master Agreement (Multicurrency--Cross Border) form (the "ISDA Form Master Agreement");

      WHEREAS, Assignee desires to accept the assignment of rights and assume the delegation of duties and obligations of the Assignor under the Assigned Transaction and the Confirmation, including any modifications that may be agreed to by Assignee and Remaining Party; and

      WHEREAS, Assignor desires to obtain the written consent of Remaining Party to the assignment, delegation, and assumption and Remaining Party desires to grant such consent in accordance with the terms hereof;

      NOW, THEREFORE, in consideration of the premises and of the mutual agreements herein contained and for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

      1. Assignment and Assumption. Effective as of and from December 29, 2006 (the "Effective Date"), Assignor hereby assigns all of its rights and delegates all of its duties and obligations to Assignee and Assignee hereby assumes all Assignor's rights, duties, and obligations under the Assigned Transaction and the Confirmation arising on or after the Effective Date.

      2. Release. Effective as of and from the Effective Date, Remaining Party and Assignor hereby release one another from all duties and obligations owed under and in respect of the Assigned Transaction and the Confirmation, and Assignor hereby terminates its rights under and in respect of the Assigned Transaction; provided, that such release shall not affect Assignor's obligation to pay the Fixed Amount in accordance with the terms of the Assigned Transaction and the Confirmation.

      3. Limitation on Liability. Assignor and Remaining Party agree to the following: (a) The Bank of New York ("BNY") is entering into this Assignment Agreement solely in its capacity as Corridor Contract Administrator under the Corridor Contract Administration Agreement; and (b) in no case shall BNY (or any person acting as successor Corridor Contract Administrator under the Corridor Contract Administration Agreement) be personally liable for or on account of any of the statements, representations, warranties, covenants or obligations stated to be those of Assignee under the terms of the Assigned Transaction, all such liability, if any, being expressly waived by Assignor and Remaining Party and any person claiming by, through or under either such party.

      4. Consent and Acknowledgment of Remaining Party. Remaining Party hereby consents to the assignment and delegation by Assignor to Assignee of all the rights, duties, and obligations of Assignor under the Assigned Transaction pursuant to this Assignment Agreement.

      5. Governing Agreement. The Assigned Transaction and the Confirmation shall form a part of, and be subject to, the ISDA Form Master Agreement, as if Assignee and Remaining Party had executed such agreement on the trade date of the Transaction (the "Assignee Agreement"). The Confirmation, together with all other documents referring to the ISDA Form Master Agreement confirming the transaction entered into between Assignee and Remaining Party, shall form a part of, and be subject to, the Assignee Agreement. For the purposes of this paragraph, capitalized terms used herein and not otherwise defined shall have the meanings assigned in the ISDA Form Master Agreement.

      6. Additional Provision. Each party hereby agrees that the Confirmation and thus the Assigned Transaction are each hereby amended as follows:

             (a) The following additional provision shall be added as a new
Section 6:

                   "Regulation AB Compliance. BSFP and Counterparty agree that the terms of the Item 1115 Agreement dated as of January 30, 2006 (the "Regulation AB Agreement"), between Countrywide Home Loans, Inc., CWABS, INC., CWMBS, Inc., CWALT, Inc., CWHEQ, Inc. and Bear Stearns Financial Products Inc. shall be incorporated by reference into this Agreement so that Counterparty shall be an express third party beneficiary of the Regulation AB Agreement. A copy of the Regulation AB Agreement is attached hereto as Annex A."

      7. Representations. Each party hereby represents and warrants to the other parties as follows:

      (a) It is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization or incorporation;

      (b)   It has the power to execute and deliver this Assignment Agreement;
            and

      (c) Its obligations under this Assignment Agreement constitute its legal, valid and binding obligations, enforceable in accordance with their respective terms.

      As of the Effective Date, each of Assignor and Remaining Party represents that no event or condition has occurred that constitutes an Event of Default, a Potential Event of Default or, to the party's knowledge, a Termination Event (as such terms are defined in the Confirmation and Assignee Agreement), with respect to the party, and no such event would occur as a result of the party's entering into or performing its obligations under this Assignment Agreement.

      8. Indemnity. Each of Assignor and Remaining Party hereby agrees to indemnify and hold harmless Assignee with respect to any and all claims arising under the Assigned Transaction prior to the Effective Date. Each of Assignee and Remaining Party (subject to the limitations set forth in paragraph 3 above) hereby agrees to indemnify and hold harmless Assignor with respect to any and all claims arising under the Assigned Transaction on or after the Effective Date.

      9. Governing Law. This Assignment Agreement shall be governed by and construed in accordance with the laws of the State of New York.

      10. Notices. For the purposes of this Assignment Agreement and Section 12(a) of the ISDA Form Master Agreement of the Assigned Transaction, the addresses for notices or communications are as follows: (i) in the case of Assignor, Countrywide Home Loans, Inc., 4500 Park Granada, Mail Stop CH-143, Calabasas, California 91302, Attention: Darren Bigby, with a copy to the same address, Attention: Legal Department, or such other address as may be hereafter furnished in writing to Assignee and Remaining Party; (ii) in the case of Assignee, The Bank of New York, 101 Barclay Street, 8w, New York, New York 10286, Attention: Corporate Trust MBS Administration, CWHEQ, Series 2006-S10 or such other address as may be hereafter furnished in writing to Assignor and Remaining Party; and (iii) in the case of Remaining Party,

     Address:       383 Madison Avenue, New York, New York 10179
     Attention:     DPC Manager - 36th Floor
     Telex No.      212-272-5823

     copy to:       One Metrotech Center North, Brooklyn, New York, 11201
     Attention:     Derivative Operations - 7th Floor
     Telex No:      212-272-1634

     such other address as may be hereafter furnished in writing to Assignor and Assignee.

      11. Payments. All payments (if any) remitted by Remaining Party under the Assigned Transaction shall be made by wire transfer according to the following instructions:

      The Bank of New York
      New York, NY
      ABA # 021-000-018
      GLA # 111-565
      For Further Credit:  TAS A/C 501757
      Attn: Ann Marie Cassano 212-815-8318
      Fax:  212-815-3986

      12. Counterparts. This Assignment Agreement may be executed and delivered in counterparts (including by facsimile transmission), each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same instrument.

      IN WITNESS WHEREOF, the parties hereto have executed this Assignment Agreement as of the date first above written.

                              COUNTRYWIDE HOME LOANS, INC.



                              By: /s/ Darren Bigby
                                 ---------------------------------------------
                              Name:   Darren Bigby
                                   -------------------------------------------
                              Title:  Executive Vice President
                                    ------------------------------------------


                              THE BANK OF NEW YORK, AS CORRIDOR CONTRACT
                              ADMINISTRATOR FOR CWHEQ, INC. HOME EQUITY LOAN ASSET-BACKED CERTIFICATES SERIES 2006-S10



                              By: /s/ Michelle Penson
                                 ---------------------------------------------
                              Name:   Michelle Penson
                                   -------------------------------------------
                              Title:  Vice President
                                    ------------------------------------------


                              BEAR STEARNS FINANCIAL PRODUCTS INC.



                              By: /s/ Annie Manevitz
                                 ---------------------------------------------
                              Name:   Annie Manevitz
                                   -------------------------------------------
                              Title:  Authorized Signatory
                                    ------------------------------------------

                                  Exhibit I

BEAR STEARNS
                                            BEAR STEARNS FINANCIAL PRODUCTS INC.
                                                              383 MADISON AVENUE
                                                        NEW YORK, NEW YORK 10179
                                                                    212-272-4009

DATE:                   December 20, 2006

TO:                     Countrywide Home Loans, Inc.
ATTENTION:              Mr. Jeff Staab
TELEPHONE:              1-818-225-3279
FACSIMILE:              1-818-225-4010    FAX:  1-818-225-4038

FROM:                   Derivatives Documentation
TELEPHONE:              212-272-2711
FACSIMILE:              212-272-9857

SUBJECT:                Fixed Income Derivatives Confirmation and Agreement

REFERENCE NUMBER:       FXNEC9041

The purpose of this letter agreement ("Agreement") is to confirm the terms and conditions of the Transaction entered into on the Trade Date specified below (the "Transaction") between Bear Stearns Financial Products Inc. ("BSFP") and Countrywide Home Loans, Inc., ("Counterparty"). This Agreement, which evidences a complete and binding agreement between BSFP and Counterparty to enter into the Transaction on the terms set forth below, constitutes a "Confirmation" as referred to in the "ISDA Form Master Agreement" (as defined below), as well as a "Schedule" as referred to in the ISDA Form Master Agreement.

1. This Agreement is subject to and incorporates the 2000 ISDA Definitions (the "Definitions"), as published by the International Swaps and Derivatives Association, Inc. ("ISDA"). BSFP and Counterparty have agreed to enter into this Agreement in lieu of negotiating a Schedule to the 1992 ISDA Master Agreement (Multicurrency--Cross Border) form (the "ISDA Form Master Agreement"). An ISDA Form Master Agreement shall be deemed to have been executed by BSFP and Counterparty on the date we entered into the Transaction. All provisions contained in, or incorporated by reference to, the ISDA Form Master Agreement shall govern the Transaction referenced in this Confirmation except as expressly modified herein. In the event of any inconsistency between the provisions of this Agreement and the Definitions or the ISDA Form Master Agreement, this Agreement shall prevail for purposes of the Transaction.

2. The terms of the particular Transaction to which this Confirmation relates are as follows:

     Type of Transaction:                Rate Cap

Reference Number:  FXNEC9041
Countrywide Home Loans, Inc.
December 20, 2006
Page 2 of 11



     Notional Amount:                    With respect to any Calculation
                                         Period, the amount set forth for such
                                         period in the Schedule of Notional
                                         Amounts and Cap Rates attached hereto.

     Trade Date:                         December 19, 2006

     Effective Date:                     December 29, 2006

     Termination Date:                   January 25, 2009, subject to
                                         adjustment in accordance with the
                                         Business Day Convention.

     Fixed Amount (Premium):

          Fixed Rate Payer:              Counterparty

          Fixed Rate Payer
          Payment Date:                  December 29, 2006

          Fixed Amount:                  USD 12,000

     Floating Amounts:

          Floating Rate Payer:           BSFP

          Cap Rate:                      With respect to any Calculation
                                         Period, the rate set forth for such
                                         period in the Schedule of Notional
                                         Amounts and Cap Rates attached hereto.

          Floating Rate Payer            The 25th calendar day of each month
          Period End Dates:              during the Term of this Transaction,
                                         commencing January 25, 2007 and ending
                                         on the Termination Date, subject to
                                         adjustment in accordance with the
                                         Business Day Convention.

          Floating Rate Payer            Early Payment shall be applicable, One
          Payment Dates:                 Business Day preceding each Floating
                                         Rate Payer Period End Date.


          Floating Rate Option:          USD-LIBOR-BBA, provided, however, that
                                         if the Floating Rate determined from
                                         such Floating Rate Option for any
                                         Calculation Period is greater than
                                         10.00000% then the Floating Rate for
                                         such Calculation Period shall be
                                         deemed to be 10.00000%.

Reference Number:  FXNEC9041
Countrywide Home Loans, Inc.
December 20, 2006
Page 3 of 11



          Designated Maturity:           One month

          Floating Rate Day
          Count Fraction:                Actual/360

          Reset Dates:                   The first day of each Calculation
                                         Period.

          Compounding:                   Inapplicable

     Business Days for payments:         New York

     Business Day Convention:            Modified Following

3.   Additional Provisions:              Each party hereto is hereby advised
                                         and acknowledges that the other party
                                         has engaged in (or refrained from
                                         engaging in) substantial financial
                                         transactions and has taken (or
                                         refrained from taking) other material
                                         actions in reliance upon the entry by
                                         the parties into the Transaction being
                                         entered into on the terms and
                                         conditions set forth herein and in the
                                         Confirmation relating to such
                                         Transaction, as applicable. This
                                         paragraph shall be deemed repeated on
                                         the trade date of each Transaction.


4.   Provisions Deemed Incorporated in a Schedule to the ISDA Form Master
     Agreement:

1) The parties agree that subparagraph (ii) of Section 2(c) of the ISDA Form Master Agreement will apply to any Transaction.

2)  Termination Provisions. For purposes of the ISDA Form Master Agreement:

(a) "Specified Entity" is not applicable to BSFP or Counterparty for any purpose.

(b) "Specified Transaction" is not applicable to BSFP or Counterparty for any purpose, and, accordingly, Section 5(a)(v) of the ISDA Form Master Agreement shall not apply to BSFP or Counterparty.

(c) The "Cross Default" provisions of Section 3(a)(vi) of the ISDA Form Master Agreement will not apply to BSFP or to Counterparty.

(d) The "Credit Event Upon Merger" provisions of Section 5(b)(iv) of the ISDA Form Master Agreement will not apply to BSFP or to Counterparty.

(e) The "Automatic Early Termination" provision of Section 6(a) of the ISDA Form Master Agreement will not apply to BSFP or to Counterparty.

Reference Number:  FXNEC9041
Countrywide Home Loans, Inc.
December 20, 2006
Page 4 of 11


(f) Payments on Early Termination. For the purpose of Section 6(e) of the ISDA Form Master Agreement:

     (i)  Market Quotation will apply.

     (ii) The Second Method will apply.

(g)  "Termination Currency" means United States Dollars.

3) Tax Representations. Not applicable

4) Limitation on Events of Default. Notwithstanding the terms of Sections 5 and 6 of the ISDA Form Master Agreement, if at any time and so long as the Counterparty has satisfied in full all its payment obligations under Section 2(a)(i) of the ISDA Form Master Agreement and has at the time no future payment obligations, whether absolute or contingent, under such Section, then unless BSFP is required pursuant to appropriate proceedings to return to the Counterparty or otherwise returns to the Counterparty upon demand of the Counterparty any portion of any such payment, (a) the occurrence of an event described in Section 5(a) of the ISDA Form Master Agreement with respect to the Counterparty shall not constitute an Event of Default or Potential Event of Default with respect to the Counterparty as Defaulting Party and (b) BSFP shall be entitled to designate an Early Termination Date pursuant to Section 6 of the ISDA Form Master Agreement only as a result of the occurrence of a Termination Event set forth in either Section 5(b)(i) or 5(b)(ii) of the ISDA Form Master Agreement with respect to BSFP as the Affected Party or Section 5(b)(iii) of the ISDA Form Master Agreement with respect to BSFP as the Burdened Party.

5) Documents to be Delivered. For the purpose of Section 4(a) of the ISDA Form Master Agreement:

(1)  Tax forms, documents, or certificates to be delivered are:

Party required to     Form/Document/Certificate     Date by which to be
deliver document                                    delivered



BSFP and the          Any document required or      Promptly after the earlier
Counterparty          reasonably requested to       of (i) reasonable demand by
                      allow the other party to      either party or (ii)
                      make payments under this or   learning that such form or
                      Agreement without any         document is required
                      deduction withholding for
                      or on the account of any
                      Tax or with such deduction
                      or withholding at a reduced
                      rate

Reference Number:  FXNEC9041
Countrywide Home Loans, Inc.
December 20, 2006
Page 5 of 11


(2)  Other documents to be delivered are:

Party required                                      Date by which to be           Covered by Section 3(d)
to deliver document   Form/Document/Certificate     delivered                     Representation

BSFP and the          Any documents required by     Upon the execution and        Yes
Counterparty          the receiving party to        delivery of this Agreement
                      evidence the authority of     and such Confirmation
                      the delivering party or its
                      Credit Support Provider, if
                      any, for it to execute and
                      deliver this Agreement, any
                      Confirmation, and any
                      Credit Support Documents to
                      which it is a party, and to
                      evidence the authority of
                      the delivering party or its
                      Credit Support Provider to
                      perform its obligations
                      under this Agreement, such
                      Conformation and/or Credit
                      Support Document, as the
                      case may be

BSFP and the          A certificate of an           Upon the execution and        Yes
Counterparty          authorized officer of the     delivery of this Agreement
                      party, as to the incumbency   and such Confirmation
                      and authority of the
                      respective officers of the
                      party signing this
                      Agreement, any relevant
                      Credit Support Document, or
                      any Confirmation, as the
                      case may be

6) Miscellaneous

(a) Address for Notices: For the purposes of Section 12(a) of the ISDA Form Master Agreement:

Reference Number:  FXNEC9041
Countrywide Home Loans, Inc.
December 20, 2006
Page 6 of 11




     Address for notices or communications to BSFP:

          Address:         383 Madison Avenue, New York, New York 10179
          Attention:       DPC Manager
          Facsimile:       (212) 272-5823

     with a copy to:

          Address:         One Metrotech Center North, Brooklyn, New York 11201
          Attention:       Derivative Operations - 7th Floor
          Facsimile:       (212) 272-1634

          (For all purposes)

     Address for notices or communications to the Counterparty:

          Address:         4500 Park Granada
                           Mail Stop CH-143
                           Calabasas, CA 91302
          Attention:       Mr. Jeff Staab
          Facsimile:       818-225-3898
          Phone:           818-225-3279

(b)  Process Agent.  For the purpose of Section 13(c) of the ISDA Form Master
     Agreement:

                       BSFP appoints as its
                       Process Agent:               Not Applicable

                       The Counterparty appoints as its
                       Process Agent:               Not Applicable

(c) Offices. The provisions of Section 10(a) of the ISDA Form Master Agreement will not apply to this Agreement; neither BSFP nor the Counterparty have any Offices other than as set forth in the Notices Section and BSFP agrees that, for purposes of Section 6(b) of the ISDA Form Master Agreement, it shall not in future have any Office other than one in the United States.

(d)  Multibranch Party. For the purpose of Section 10(c) of the ISDA Form Master
     Agreement:

     BSFP is not a Multibranch Party.

     The Counterparty is not a Multibranch Party.

Reference Number:  FXNEC9041
Countrywide Home Loans, Inc.
December 20, 2006
Page 7 of 11


(e) Calculation Agent. The Calculation Agent is BSFP; provided, however, that if an Event of Default occurs with respect to BSFP, then the Counterparty shall be entitled to appoint a financial institution which would qualify as a Reference Market-maker to act as Calculation Agent.

(f)  Credit Support Document. Not applicable for either BSFP or the
     Counterparty.

(g)  Credit Support Provider.

     BSFP: Not Applicable

     The Counterparty: Not Applicable

(h) Governing Law. The parties to this Agreement hereby agree that the law of the State of New York shall govern their rights and duties in whole.

(i) Severability. If any term, provision, covenant, or condition of this Agreement, or the application thereof to any party or circumstance, shall be held to be invalid or unenforceable (in whole or in part) for any reason, the remaining terms, provisions, covenants, and conditions hereof shall continue in full force and effect as if this Agreement had been executed with the invalid or unenforceable portion eliminated, so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter of this Agreement and the deletion of such portion of this Agreement will not substantially impair the respective benefits or expectations of the parties.

The parties shall endeavor to engage in good Nth negotiations to replace any invalid or unenforceable term, provision, covenant or condition with a valid or enforceable term, provision, covenant or condition, the economic effect of which comes as close as possible to that of the invalid or unenforceable term, provision, covenant or condition.

(j) Consent to Recording. Each party hereto consents to the monitoring or recording, at any time and from time to time, by the other party of any and all communications between officers or employees of the parties, waives any further notice of such monitoring or recording, and agrees to notify its officers and employees of such monitoring or recording.

(k) Waiver of Jury Trial. Each party waives any right it may have to a trial by jury in respect of any Proceedings relating to this Agreement or any Credit Support Document.

(l) BSFP will not unreasonably withhold or delay its consent to an assignment of this Agreement to any other third party.

(m) Set-off. The provisions for Set-off set forth in Section 6(e) of the ISDA Form Master Agreement shall not apply for purposes of this Transaction.

Reference Number:  FXNEC9041
Countrywide Home Loans, Inc.
December 20, 2006
Page 8 of 11


7) "Affiliate" will have the meaning specified in Section 14 of the ISDA Form Master Agreement, provided that BSFP shall not be deemed to have any Affiliates for purposes of this Agreement, including for purposes of Section 6(b)(ii).

8) Section 3 of the ISDA Form Master Agreement is hereby amended by adding at the end thereof the following subsection (g):

          "(g) Relationship Between Parties.

                    Each party represents to the other party on each date when it enters into a Transaction that:-

               (1) Nonreliance. It is not relying on any statement or representation of the other party regarding the Transaction (whether written or oral), other than the representations expressly made in this Agreement or the Confirmation in respect of that Transaction.

               (2) Evaluation and Understanding.

               (i) It has the capacity to evaluate (internally or through independent professional advice) the Transaction and has made its own decision to enter into the Transaction; and

               (ii) It understands the terms, conditions and risks of the Transaction and is willing and able to accept those terms and conditions and to assume those risks, financially and otherwise.

               (3) Purpose. It is entering into the Transaction for the purposes of managing its borrowings or investments, hedging its underlying assets or liabilities or in connection with a line of business.

               (4) Principal. It is entering into the Transaction as principal, and not as agent or in any other capacity, fiduciary or otherwise."

          NEITHER THE BEAR STEARNS COMPANIES INC. NOR ANY SUBSIDIARY OR AFFILIATE OF THE BEAR STEARNS COMPANIES INC. OTHER THAN BSFP IS AN OBLIGOR OR A CREDIT SUPPORT PROVIDER ON THIS AGREEMENT.

Reference Number:  FXNEC9041
Countrywide Home Loans, Inc.
December 20, 2006
Page 9 of 11


5.   Account Details and
     Settlement Information:   Payments to BSFP:
                               Citibank, NA, New York
                               ABA Number: 021-0000-89, for the account of Bear, Stearns Securities Corp.
                               Account Number: 0925-3186, for further credit to Bear Stearns Financial Products Inc.
                               Sub-account Number:  102-04654-1-3
                               Attention:  Derivatives Department

                               Payments to Counterparty:
                               Please provide

This Agreement may be executed in several counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

Counterparty hereby agrees to check this Confirmation and to confirm that the foregoing correctly sets forth the terms of the Transaction by signing in the space provided below and returning to BSFP a facsimile of the fully-executed Confirmation to 212-272-9857. For inquiries regarding U.S. Transactions, please contact Derivatives Documentation by telephone at 212-272-2711. For all other inquiries please contact Derivatives Documentation by telephone at 353-1-402-6233. Originals will be provided for your execution upon your request.

Reference Number:  FXNEC9041
Countrywide Home Loans, Inc.
December 20, 2006
Page 10 of 11


We are very pleased to have executed this Transaction with you and we look forward to completing other transactions with you in the near future.

Very truly yours,

BEAR STEARNS FINANCIAL PRODUCTS INC.




By:      /s/ Annie Manevitz
         ---------------------------
         Name:  Annie Manevitz
         Title: Authorized Signatory

Counterparty, acting through its duly authorized signatory, hereby agrees to, accepts and confirms the terms of the foregoing as of the Trade Date.


COUNTRYWIDE HOME LOANS, INC.




By:       /s/
         --------------------------------------------
         As authorized agent or officer for Countrywide Home Loans, Inc.
         Name:
         Title:

Reference Number:  FXNEC9041
Countrywide Home Loans, Inc.
December 20, 2006
Page 11 of 11


                   SCHEDULE OF NOTIONAL AMOUNTS AND CAP RATES
                    (all such dates subject to adjustment in
                  accordance with the Business Day Convention)

 From and including     To but excluding     Notional Amount      Cap Rate
 ------------------     ----------------     ---------------      --------
                                                (USD)               (%)
                                                -----               ---

    Effective Date        25-Jan-2007      728,016,000.00          8.350%
       25-Jan-2007        25-Feb-2007      709,141,563.00          7.257%
       25-Feb-2007        25-Mar-2007      687,935,933.00          8.048%
       25-Mar-2007        25-Apr-2007      664,545,693.00          7.257%
       25-Apr-2007        25-May-2007      639,030,742.00          7.503%
       25-May-2007        25-Jun-2007      611,460,804.00          7.258%
       25-Jun-2007        25-Ju1-2007      581,915,398.00          7.504%
       25-Jul-2007        25-Aug-2007      550,483,255.00          7.258%
       25-Aug-2007        25-Sep-2007      517,262,052.00          7.258%
       25-Sep-2007        25-Oct 2007      482,358,044.00          7.504%
       25-Oct-2007        25-Nov-2007      445,887,301.00          7.258%
       25-Nov-2007        25-Dec-2007      408,756,359.00          7.504%
       25-Dec-2007        25-Jan-2008      372,638,220.00          7.259%
       25-Jan-2008        25-Feb-2008      337,508,831.00          7.259%
       25-Feb-2008        25-Mar-2008      303,358,195.00          7.768%
       25-Mar-2008        25-Apr-2008      270,159,251.00          7.260%
       25-Apr-2008        25-May-2008      237,885,679.00          7.506%
       25-May-2008        25 Jun-2008      206,511,885.00          7.260%
       25-Jun-2008        25-Jul-2008      176,012,977.00          7.506%
       25-Jul-2008        25-Aug-2008      149,364,747.00          7.261%
       25-Aug 2008        25-Sep-2008      117,543,655.00          7.261%
       25-Sep-2008        25-Oct 2008       89,526,805.00          7.507%
       25-Oct-2008        25-Nov-2008       62,291,933.00          7.262%
       25-Nov-2008        25-Dec-2008       35,817,385.00          7.508%
       25-Dec-2008      Termination Date    10,082,106.00          7.262%

                                   Annex A

      Item 1115 Agreement dated as of January 30, 2006 (this "Agreement"), between COUNTRYWIDE HOME LOANS, INC., a New York corporation ("CHL"), CWABS, INC., a Delaware corporation ("CWABS"), CWMBS, Inc., a Delaware corporation ("CWMBS"), CWALT, Inc., a Delaware corporation ("CWALT"), CWHEQ, Inc., a Delaware corporation ("CWHEQ") and BEAR STEARNS FINANCIAL PRODUCTS INC., as counterparty (the "Counterparty").

                                   RECITALS

            WHEREAS, CWABS, CWMBS, CWALT and CWHEQ each have filed Registration Statements on Form S-3 (each, a "Registration Statement") with the Securities and Exchange Commission (the "Commission") for purposes of offering mortgage backed or asset-backed notes and/or certificates (the "Securities") through special purpose vehicles (each, an "SPV").

            WHEREAS, from time to time, on the closing date (the "Closing Date") of a transaction pursuant to which Securities are offered (each, a "Transaction"), the Counterparty and CHL or an underwriter or dealer with respect to the Transaction, enter into certain derivative agreements (each, a "Derivative Agreement"), including interest rate or currency swaps, for purposes of providing certain yield enhancements that are assigned to the SPV or the related trustee on behalf of the SPV or a swap or corridor contract administrator (each, an "Administrator").

            NOW, THEREFORE, in consideration of the mutual agreements set forth herein and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereby agree as follows:

Section 1.  Definitions

            Company Information:  As defined in Section 4(a)(i).

            Company Financial Information:  As defined in Section 2(a)(ii).

            Depositor: Means CWABS, CWMBS, CWALT or CWHEQ with respect to the related Registration Statement for which the entity of the registrant.

            GAAP:  As defined in Section 3(a)(v).

            EDGAR: The Commission's Electronic Data Gathering, Analysis and Retrieval system.

            Exchange Act: The Securities Exchange Act of 1934, as amended and the rules and regulations promulgated thereunder.

            Exchange Act Reports: All Distribution Reports on Form 10-D, Current Reports on Form 8-K and Annual Reports on Form 10-K that are to be filed with respect to the related SPV pursuant to the Exchange Act.

            Master Agreement: The ISDA Master Agreement between the Counterparty and CHL, or if no such Master Agreement exists, the ISDA Master Agreement assumed to apply to the Derivative Agreement pursuant to its terms.

            Prospectus Supplement: The prospectus supplement prepared in connection with the public offering and sale of the related Securities.

            Regulation AB: Subpart 229.1100 - Asset Backed Securities (Regulation AB), 17 C.F.R. ss.ss.229.1100-229.1123, as such may be amended from time to time, and subject to such clarification and interpretation as have been provided by the Commission in the adopting release (Asset-Backed Securities, Securities Act Release No. 33-8518, 70 Fed. Reg. 1,506, 1,531 (Jan. 7, 2005)) or by the staff of the Commission, or as may be provided by the Commission or its staff from time to time.

            Securities Act: The Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

Section 2.  Information to be Provided by the Counterparty.

      (a)   Prior to printing the related Prospectus Supplement,

            (i) the Counterparty shall provide to the related Depositor such information regarding the Counterparty, as a derivative instrument counterparty, as is reasonably requested by the related Depositor for the purpose of compliance with Item 1115(a)(1) of Regulation AB. Such information shall include, at a minimum:

                  (A)   The Counterparty's legal name (and any d/b/a);

                  (B)   the organizational form of the Counterparty;

                  (C) a description of the general character of the business of the Counterparty;

                  (D) a description of any material legal or governmental proceedings pending (or known to be contemplated) against the Counterparty which may have a material impact on the Counterparty's ability to perform under the related Derivative Agreement;

                  (E) a description of any affiliation or relationship between the Counterparty and any of the following parties:

                        (1) CHL (or any other sponsor identified to the Counterparty by CHL);

                        (2) the related Depositor (as identified to the Counterparty by CHL);

                        (3)   the SPV;

                        (4) Countrywide Home Loans Servicing LP (or any other servicer or master servicer identified to the Counterparty by CHL);

                        (5) The Bank of New York (or any other trustee identified to the Counterparty by CHL);

                        (6) any originator identified to the Counterparty by CHL;

                        (7) any enhancement or support provider identified to the Counterparty by CHL; and

                        (8) any other material transaction party identified to the Counterparty by CHL.

            (ii) if requested by the related Depositor for the purpose of compliance with Item 1115(b) with respect to a Transaction, the Counterparty shall:

                  (A) provide the financial data required by Item 1115(b)(1) or (b)(2) of Regulation AB (as specified by the related Depositor to the Counterparty) with respect to the Counterparty (or any entity that consolidates the Counterparty) and any affiliated entities providing derivative instruments to the SPV (the "Company Financial Information"), in a form appropriate for use in the Prospectus Supplement and in an EDGAR-compatible form; and

                  (B) if applicable, cause its accountants to issue their consent to the filing of such financial statements in the Registration Statement.

      (b)   Following the Closing Date with respect to a Transaction,

            (i) no later than the 25th calendar day of each month, the Counterparty shall (i) notify the related Depositor in writing of (A) any material litigation or governmental proceedings pending against the Counterparty which may have a material impact on the Counterparty's ability to perform under the related Derivative Agreement or (B) any affiliations or relationships that develop following the Closing Date between the Counterparty and any of the parties specified in Section 2(a)(i)(E) (and any other parties identified in writing by the related Depositor) and (ii) provide to the related Depositor a description of such proceedings, affiliations or relationships as described in
                  Section 2(b)(i)(I)(i); and

            (ii) if the Counterparty provided Company Financial Information to the related Depositor for the Prospectus Supplement, within 5 Business Days of the release of any updated financial data, the Counterparty shall (1) provide current Company Financial Information as required under Item

                  1115(b) of Regulation AB to the related Depositor in an EDGAR-compatible form, and (2) if applicable, cause its accountants to issue their consent to filing or incorporation by reference of such financial statements in the Exchange Act Reports of the SPV;

            (iii) if the related Depositor requests Company Financial
                  Information from the Counterparty, for the purpose of compliance with Item 1115(b) of Regulation AB following the Closing Date, the Counterparty shall upon five Business Days written notice either (A), (1) provide current Company Financial Information as required under Item 1115(b) of Regulation AB to the related Depositor in an EDGAR-compatible form, (2) if applicable, cause its accountants to issue their consent to filing or incorporation by reference of such financial statements in the Exchange Act Reports of the SPV and (3) within 5 Business Days of the release of any updated financial data, provide current Company Financial Information as required under Item 1115(b) of Regulation AB to the related Depositor in an EDGAR-compatible form and if applicable, cause its accountants to issue their consent to filing or incorporation by reference of such financial statements in the Exchange Act Reports of the SPV or (B) assign the Derivative Agreement as provided below.

Section 3. Representations and Warranties and Covenants of the Counterparty.

      (a) The Counterparty represents and warrants to the related Depositor, as of the date on which information is first provided to the related Depositor under Section 2(a)(ii), Section 2(b)(ii) or
            Section 2(b)(iii)(A), that, except as disclosed in writing the related Depositor prior to such date:

            (i) The accountants who certify the financial statements and supporting schedules included in the Company Financial Information (if applicable) are independent registered public accountants as required by the Securities Act.

            (ii) If applicable, the financial statements included in the Company Financial Information present fairly the consolidated financial position of the Counterparty (or the entity that consolidates the Counterparty) and its consolidated subsidiaries as at the dates indicated and the consolidated results of their operations and cash flows for the periods specified; except as otherwise stated in the Company Financial Information, said financial statements have been prepared in conformity with generally accepted accounting principles ("GAAP") applied on a consistent basis; and the supporting schedules included in the Company Financial Information present fairly in accordance with GAAP the information required to be stated therein. The selected financial data and summary financial information included in the Company Financial Information present fairly the information shown therein and have been compiled on a basis consistent with that of the audited financial statements of the Counterparty.

            (iii) The Company Financial Information and other Company
                  Information included or incorporated by reference in the Registration Statement (including through filing on an Exchange Act Report), at the time they were or hereafter are filed with the Commission, complied in all material respects with the requirements of Item 1115(b) of Regulation AB (in the case of the Company Financial Information) and, did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

      (b) The Counterparty agrees that the terms of this Agreement shall be incorporated by reference into any Derivative Agreement so that each SPV who is a beneficiary of a Derivative Agreement shall be an express third party beneficiary of this Agreement.

Section 4.  Indemnification; Remedies

      (a) The Counterparty shall indemnify CHL and the related Depositor, each person responsible for the preparation, execution or filing of any report required to be filed with the Commission with respect to such SPV, or for execution of a certification pursuant to Rule 13a-14(d) or Rule 15d-14(d) under the Exchange Act; each broker dealer acting as underwriter, each person who controls any of such parties (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act); and the respective present and former directors, officers, employees and agents of each of the foregoing, and shall hold each of them harmless from and against any losses, damages, penalties, fines, forfeitures, legal fees and expenses and related costs, judgments, and any other costs, fees and expenses that any of them may sustain arising out of or based upon:

            (i) (A) any untrue statement of a material fact contained or alleged to be contained in any information, report, certification, accountants' consent or other material provided in written or electronic form under Section 2 by or on behalf of the Counterparty (collectively, the "Company Information"), or (B) the omission or alleged omission to state in the Company Information a material fact required to be stated in the Company Information or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; or

            (ii) any breach by the Counterparty of a representation or warranty set forth in Section 3(a) and made as of a date prior to the Closing Date, to the extent that such breach is not cured by the Closing Date, or any breach by the Counterparty of a representation or warranty pursuant to
                  Section 3 to the extent made as of a date subsequent to the Closing Date.

      (b)   (i)   Any failure by the Counterparty to deliver any information, report, certification, accountants' consent or other material when and as required under Section 2 or any breach by the Counterparty of a representation or warranty set forth in Section 3 and made as of a date prior to the Closing Date, to the extent that such breach is not cured by the Closing Date (or in the case of information needed for purposes of printing the Prospectus Supplement, the date of printing of the Prospectus Supplement), or any breach by the Counterparty of a representation or warranty pursuant to
                  Section 3 to the extent made as of a date subsequent to such closing date, shall, except as provided in clause (ii) of this paragraph, immediately and automatically, without notice or grace period, constitute an Additional Termination
                  Event (as defined in the Master Agreement) with the Counterparty as the sole Affected Party (as defined in the Master Agreement) under the Derivative Agreement. Following such termination, a termination payment (if any) shall be payable by the applicable party as determined by the application of Section 6(e)(ii) of the Master Agreement, with Market Quotation and Second Method being the applicable method for determining the termination payment
                  (notwithstanding anything in the Derivative Agreement to the contrary).

            (ii) If the Counterparty has failed to deliver any information, report, certification or accountants' consent when and as required under Section 2, which continues unremedied for the lesser of ten calendar days after the date on which such information, report, certification or accountants' consent was required to be delivered or such period in which the applicable Exchange Act Report for which such information is required can be timely filed (without taking into account any extensions permitted to be filed), and the Counterparty has not, at its own cost, within the period in which the applicable Exchange Act Report for which such information is required can be timely filed caused another entity (which meets any ratings related requirement of the applicable rating agencies at such time) to replace the Counterparty as party to the Derivative Agreement that (i) has signed an agreement with CHL and the Depositors substantially in the form of this Agreement, (ii) has agreed to deliver any information, report, certification or accountants' consent when and as required under Section 2 hereof and (iii) is approved by the Depositor (which approval shall not be unreasonably withheld and which approval is not needed if such assignment is to a subsidiary of The Bear Stearns Companies, Inc., provided the Depositor is given notice) and any rating agency, if applicable, on terms substantially similar to the Derivative Agreement, then an Additional Termination Event (as defined in the Master Agreement) shall have occurred with the Counterparty as the sole Affected Party. Following such termination, a termination payment (if any) shall be payable by the applicable party as determined by the application of Section 6(e)(ii) of the Master Agreement, with Market Quotation and Second Method being the applicable method for determining the termination payment (notwithstanding anything in the Derivative Agreement to the contrary).

            (iii) In the event that the Counterparty or the SPV has found a replacement entity in accordance with Section 2(b)(ii), the Counterparty shall promptly reimburse the SPV for all reasonable incidental expenses incurred by the SPV, as such are incurred, in connection with the termination of the Counterparty as counterparty and the entry into a new Derivative Instrument. The provisions of this paragraph shall not limit whatever rights the SPV may have under other provisions of this Agreement or otherwise, whether in equity or at law, such as an action for damages, specific performance or injunctive relief.

Section 5.  Miscellaneous.

      (a)   Construction. Throughout this Agreement, as the context requires,
            (a) the singular tense and number includes the plural, and the plural tense and number includes the singular; (b) the past tense includes the present, and the present tense includes the past; and
            (c) references to parties, sections, schedules, and exhibits mean the parties, sections, schedules, and exhibits of and to this Agreement. The section headings in this Agreement are inserted only as a matter of convenience, and in no way define, limit, extend, or interpret the scope of this Agreement or of any particular section.

      (b) Assignment. None of the parties may assign their rights under this Agreement without the prior written consent of the other parties. Subject to the foregoing, this Agreement shall be binding on and inure to the benefit of the parties and their respective successors and permitted assigns.

      (c) No Third-Party Benefits Except as Specified. None of the provisions of this Agreement are intended to benefit, or to be enforceable by, any third-party beneficiaries except the related SPV and any trustee of an SPV or any Administrator.

      (d) Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York without regard to the conflict of laws principles thereof.

      (e) Amendment and Waiver. This Agreement may not be modified or amended except by an instrument in writing signed by the parties hereto. No waiver of any provision of this Agreement or of any rights or obligations of any party under this Agreement shall be effective unless in writing and signed by the party or parties waiving compliance, and shall be effective only in the specific instance and for the specific purpose stated in that writing.

      (f) Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

      (g) Additional Documents. Each party hereto agrees to execute any and all further documents and writings and to perform such other actions which may be or become necessary or expedient to effectuate and carry out this Agreement.

      (h) Severability. Any provision hereof which is prohibited or unenforceable shall be ineffective only to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof.

      (i) Integration. This Agreement contains the entire understanding of the parties with respect to the subject matter hereof. There are no restrictions, agreements, promises, representations, warranties, covenants or undertakings with respect to the subject matter hereof other than those expressly set forth or referred to herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to its subject matter.

      (j) CHL agrees to provide to the Counterparty prior to January 30, 2006 the methodology for its estimate of maximum probable exposure represented by the Derivative Agreements and then to provide notice of any changes to the methodology.

            IN WITNESS WHEREOF, the parties hereto have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

                                    CWABS, INC.



                                    By:      /s/ Ruben Avilez
                                         -------------------------------------
                                         Name:   Ruben Avilez
                                         Title:  Vice President


                                    CWMBS, INC.



                                    By:      /s/ Ruben Avilez
                                         -------------------------------------
                                         Name:   Ruben Avilez
                                         Title:  Vice President


                                    CWALT, INC.



                                    By:      /s/ Ruben Avilez
                                         -------------------------------------
                                         Name:   Ruben Avilez
                                         Title:  Vice President


                                    CWHEQ, INC.



                                    By:      /s/ Ruben Avilez
                                         -------------------------------------
                                         Name:   Ruben Avilez
                                         Title:  Vice President


                                    COUNTRYWIDE HOME LOANS, INC.



                                    By:      /s/ Ruben Avilez
                                         -------------------------------------
                                         Name:   Ruben Avilez
                                         Title:  Vice President

                                    BEAR STEARNS FINANCIAL PRODUCTS INC.



                                    By:      /s/ F. Scott Herman
                                         -------------------------------------
                                         Name:   F. Scott Herman
                                         Title:  DPC Manager